Commitments and Contingencies	12 Months Ended
Apr. 27, 2019
Commitments and Contingencies
12.	Commitments and Contingencies
The Company leases retail stores, warehouse facilities, office space and equipment. Substantially all of the B&N Retail stores are leased under non-cancelable agreements, which expire at various dates through 2031 with various renewal options for additional periods. The agreements, which have been classified as operating leases, generally provide for both minimum and percentage rentals and require the Company to pay insurance, taxes and other maintenance costs. Percentage rentals are based on sales performance in excess of specified minimums at various stores.
The Company leases office space in New York, New York, Monroe Township, New Jersey, Reno, Nevada, Lyndhurst, New Jersey and Westbury, New York.
Rental expense under operating leases is as follows:

	Fiscal 2019	Fiscal 2018	Fiscal 2017
Minimum rentals	$309,586	301,057	302,784
Percentage rentals	959	1,076	1,353
	$310,545	302,133	304,137
Future minimum annual rentals, excluding percentage rentals, required under B&N Retail leases that had initial, non-cancelable lease terms greater than one year, and NOOK leases as of April 27, 2019 are:

Fiscal Year
2020	$315,393
2021	263,304
2022	212,850
2023	145,635
2024	90,197
After 2024	97,687
$1,125,066
The Company provides for minimum rent expense over the lease terms (including the build-out period) on a straight-line basis. The excess of such rent expense over actual lease payments (net of tenant allowances) is reflected in other long-term liabilities and accrued liabilities in the accompanying balance sheets.

Purchase obligations, which include hardware and software maintenance contracts and inventory purchase commitments, as of April 27, 2019 are as follows:

Less Than 1 Year	$70,240
1-3 Years	44,467
3-5 Years	1,481
More Than 5 Years	—
Total	$116,188